                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 15, 2000
                                       ------------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



             Virginia                                            0-25762                                 54-1719855
------------------------------------------                  ----------------                      -----------------------
(State or other jurisdiction of                                (Commission                              (IRS Employer
         incorporation)                                        File Number)                          Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                                          23060
--------------------------------------------------                                                    ----------------
   (Address of principal executive offices)                                                               (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM           5. OTHER EVENTS

               The August 2000 monthly Certificateholder's Statements to investors were distributed September 15, 2000.


ITEM 7 (c).    EXHIBITS

               The following are filed as exhibits to this Report under Exhibit 20:

               1. August Performance Summary

               2. Series 1995-3 Class A and Class B Certificateholder's
                  Statements for the month of August 2000.

               3. Series 1996-1 Class A and Class B Certificateholder's
                  Statements for the month of August 2000.

               4. Series 1996-2 Class A and Class B Certificateholder's
                  Statements for the month of August 2000.

               5. Series 1996-3 Class A and Class B Certificateholder's
                  Statements for the month of August 2000.

               6. Series 1997-1 Class A and Class B Certificateholder's
                  Statements for the month of August 2000.

               7. Series 1997-2 Class A and Class B Certificateholder's
                  Statements for the month of August 2000.

               8. Series 1998-1 Class A and Class B Certificateholder's
                  Statements for the month of August 2000.

               9. Series 1998-3 Class A and Class B Certificateholder's
                  Statements for the month of August 2000.

               10. Series 1998-4 Class A and Class B Certificateholder's
                   Statements for the month of August 2000.

               11. Series 1999-1 Class A and Class B Certificateholder's
                   Statements for the month of August 2000

               12. Series 1999-2 Class A and Class B Certificateholder's
                   Statements for the month of August 2000

               13. Series 1999-3 Class A and Class B Certificateholder's
                   Statements for the month of August 2000

               14. Series 2000-1 Class A and Class B Certificateholder's
                   Statements for the month of August 2000

               15. Series 2000-2 Class A and Class B Certificateholder's
                   Statements for the month of August 2000

               16. Series 2000-3 Class A and Class B Certificateholder's
                   Statements for the month of August 2000

               17. Trust Excess Spread Analysis

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                       CAPITAL ONE MASTER TRUST

                                       By:  CAPITAL ONE BANK
                                            Servicer


                                       By:  /s/ David M. Willey
                                            -----------------------------------
                                            David M. Willey
                                            Senior Vice President of Corporate
                                            Financial Management
Date:  September 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                               ------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                                     SEQUENTIALLY
EXHIBIT                                                                                              NUMBERED
NUMBER                    EXHIBITS                                                                   PAGE
------                    --------                                                                   ------------------

  1                       August Performance Summary                                                          07

  2                       Series 1995-3 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    09

  3                       Series 1996-1 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    11

  4                       Series 1996-2 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    13

  5                       Series 1996-3 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    15

  6                       Series 1997-1 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    17

  7                       Series 1997-2 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    19

  8                       Series 1998-1 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    22

  9                       Series 1998-3 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    25

  10                      Series 1998-4 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    28

  11                      Series 1999-1 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    30

  12                      Series 1999-2 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    32

  13                      Series 1999-3 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    34

  14                      Series 2000-1 Class A and Class B Certificate-

                          holder's Statements for the month of August 2000                                    36

  15                      Series 2000-2 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    38

  16                      Series 2000-3 Class A and Class B Certificate-
                          holder's Statements for the month of August 2000                                    40

  17                      Trust Excess Spread Analysis                                                        42